UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2019
 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Delaware	04-2746201
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 1, 2019, Progress Software Corporation (“Progress”) filed a Current Report on Form 8-K (the "Initial 8-K") to report the completion of its acquisition of all of the outstanding equity interests of Ipswitch, Inc. (“Ipswitch”) from Roger Greene (the “Seller”) pursuant to that certain Stock Purchase Agreement, dated as of March 28, 2019, by and among Progress, Ipswitch and the Seller. This amendment to the Initial 8-K is being filed by Progress for the purpose of including the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Ipswitch as of December 31, 2018 for the year then ended are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma combined condensed consolidated financial statements of Progress, reflecting the acquisition of Ipswitch, are filed as Exhibit 99.3 and are incorporated herein by reference:

i.Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended November 30, 2018;
ii.Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended February 28, 2019.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Moody, Famiglietti & Andronico, LLP, Independent Auditors.
99.1	Press Release, dated May 1, 2019 (incorporated by reference to Exhibit 99.1 to Progress Software Corporation's Current Report on Form 8-K filed on May 1, 2019).
99.2	Audited consolidated financial statements of Ipswitch, Inc., as of December 31, 2018 for the year then ended.
99.3	Unaudited pro forma combined condensed consolidated financial statements of Progress Software Corporation, reflecting the acquisition of Ipswitch, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 16, 2019	Progress Software Corporation

		By:	/s/ STEPHEN H. FABERMAN
Stephen H. Faberman
Chief Legal Officer

EXHIBIT INDEX

23.1	Consent of Moody, Famiglietti & Andronico, LLP, Independent Auditors.
99.1	Press Release, dated May 1, 2019 (incorporated by reference to Exhibit 99.1 to Progress Software Corporation's Current Report on Form 8-K filed on May 1, 2019).
99.2	Audited consolidated financial statements of Ipswitch, Inc., as of December 31, 2018 for the year then ended.
99.3	Unaudited pro forma combined condensed consolidated financial statements of Progress Software Corporation, reflecting the acquisition of Ipswitch, Inc.